UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  July 12, 2012
                Date of Report (Date of earliest event reported)


                              VIKING MINERALS INC.
             (Exact name of registrant as specified in its charter)

           Nevada                       333-139482               98-0492900
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

             7558 W. Thunderbird
                  Suite 486
               Peoria, Arizona                                     85381
  (Address of principal executive offices)                       (Zip Code)

                                 (602) 885-9792
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 3.  SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective on July 12, 2012, the Board of Directors of Viking Minerals Inc., a Nevada corporation (the "Company") authorized the settlement of debt in the amount of $19,950.00 (the "Debt"). The Debt was evidenced by that certain promissory note dated January 10, 2011, as amended, between the Company and Byron Hampton (Hampton") in the principal amount of $25,000.00 (the "Note"), which Note provides that in the event the payment of moneys loaned is not paid on demand, the moneys can be converted to shares of common stock of the Company at $0.001 per share. The Note evidenced those funds advanced and loaned by Hampton to the Company during fiscal year ended December 31, 2011 for financing and working capital purposes. On July 11, 2012, Hampton subsequently assigned a proportionate share of his right, title and interest in the Debt and the Note in the amounts and to the individuals as follows as evidenced by those certian assignments dated July 11, 2012 (collectively, the "Assignments"): (i) Pozor Investments Ltd. in the amount of $6,650.00; (ii) Tahir M. Baig in the amount of $6,650.00; and (iii) Kosmas Enterprises Corp. in the amount of $6,650.00; (collectively, the "Assignees"). On July 13, 2012, the Company received certain conversion notices dated July 13, 2012 from the Assignees (collectively, the "Conversion Notices") and desired to settle a portion of the Debt in the amount of $19,950.00 by conversion of the Debt into 19,950,000 shares of common stock of the Company at $0.001 per share.

The shares of common stock under the Debt and Nogte were issued to three non-United States investors in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the "Securities Act"). The shares of common stock have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The investors acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Company's management concerning any and all matters related to acquisition of the securities.

Therefore, as of the date of this Current Report, there are 151,058,000 shares issued and outstanding.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             VIKING MINERALS INC.


DATE: August 28, 2012                        /s/ Charles Irizarry
                                             -----------------------------------
                                      Name:  Charles Irizarry
                                      Title: President/Chief Executive Officer


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